UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No. __)
Check the appropriate box:
[ ]    Preliminary Information Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[x]    Definitive Information Statement

PRINCIPAL FUNDS, INC.
(Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
[x]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
1)Title of each class of securities to which the transaction applies:
2)Aggregate number of securities to which the transaction applies:
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4)Proposed maximum aggregate value of transaction:
5)Total fee paid:
[ ]    Fee paid previously with preliminary materials.
[ ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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PRINCIPAL FUNDS, INC. – DIVERSIFIED INCOME FUND
711 High Street
Des Moines, Iowa 50392
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF INFORMATION STATEMENT
September 21, 2023
As a shareholder of the Diversified Income Fund (the "Fund"), a series of Principal Funds, Inc. ("PFI"), you are receiving this notice regarding the internet availability of an information statement (the "Information Statement") relating to the appointment of a sub-advisor and a sub-sub-advisor to manage a portion of the Fund's assets. This notice presents an overview of the Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and review all of the information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, you do not need to take any action in connection with the changes.
The Information Statement details the execution of a new sub-advisory agreement and a new sub-sub-advisory agreement with respect to the Fund. At a meeting of the PFI Board of Directors (the "Board") held on July 27, 2023, the Board approved a new sub-advisory agreement to appoint BlackRock Financial Management, Inc. ("BlackRock") as sub-advisor and a new sub-sub-advisory agreement to appoint BlackRock International Limited ("BIL") as sub-sub-advisor to manage a portion of the Fund's assets. Effective August 24, 2023, BlackRock signed the new sub-advisory agreement and BIL signed the new sub-sub-advisory agreement to manage a portion of the Fund's assets, along with the Fund's investment advisor, Principal Global Investors, LLC (the "Advisor"), and current sub-advisors, Nuveen Asset Management LLC, PineBridge Investments LLC, Polen Capital Credit, LLC, Post Advisory Group, LLC, Principal Real Estate Investors, LLC, and Spectrum Asset Management, Inc.
The Advisor and PFI have received an exemptive order (the "Manager of Managers Order") from the United States Securities and Exchange Commission that permits the Advisor and PFI, subject to certain conditions including approval by the Board, to enter into and materially amend agreements with certain sub-advisors. Approval by the Fund's shareholders is not required, but the Manager of Managers Order requires that an Information Statement be made available to the Fund's shareholders.
By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund's website at https://brandassets.principal.com/m/550b15d5315d82d4/original/Principal-Diversified-Income-Fund-Information-Statement.pdf.
The Information Statement will be available on the website until at least March 31, 2024. You may request a paper copy of the Information Statement, free of charge, by contacting the Fund in writing at Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971, by calling 1 (800) 222-5852, or by visiting www.PrincipalAM.com.
Only one copy of this notice may be delivered to shareholders of the Fund who reside at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971 or call 1 (800) 222-5852. Shareholders wishing to receive separate copies of the Fund's notices in the future, and shareholders sharing an address who wish to receive a single copy if they currently are receiving multiple copies, should also contact the Fund.
If you want to receive a paper copy of the Information Statement, you must request one.
There is no charge to obtain a copy.

PRINCIPAL FUNDS, INC. – DIVERSIFIED INCOME FUND
711 High Street
Des Moines, Iowa 50392
INFORMATION STATEMENT
September 21, 2023
This Information Statement is provided in connection with the addition of a new sub-advisor and a new sub-sub-advisor with respect to the Principal Funds, Inc. (“PFI”) Diversified Income Fund (the “Fund”). BlackRock Financial Management, Inc. ("BlackRock") entered into a new sub-advisory agreement with Principal Global Investors, LLC (the "Advisor"), the investment advisor to the Fund, and BlackRock International Limited ("BIL") entered into a new sub-sub-advisory agreement with BlackRock, both effective August 24, 2023.
Under an order from the United States Securities and Exchange Commission (the "SEC"), PFI and the Advisor may, subject to certain conditions including approval by the PFI Board of Directors (the "Board"), enter into and materially amend agreements with certain sub-advisors without obtaining shareholder approval. The order permits PFI and the Advisor to hire one or more sub-advisors, change sub-advisors, and reallocate management fees between the Advisor and the sub-advisors, without obtaining shareholder approval.
PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a series of PFI.
PFI's sponsor is Principal Life Insurance Company, an insurance company organized in 1879 under the laws of the State of Iowa ("Principal Life"), and the Advisor is the investment advisor to all series of PFI. Principal Funds Distributor, Inc. ("PFD") is the principal underwriter and distributor for all share classes of all series of PFI. Principal Shareholder Services, Inc. ("PSS") is the transfer agent for all series of PFI. Principal Life, the Advisor, PFD, and PSS are indirect, wholly owned subsidiaries of Principal Financial Group, Inc., each with the following address: in care of the Principal Financial Group, 711 High Street, Des Moines, IA 50392.
PFI will furnish, without charge, copies of its most recent annual shareholder report and most recent semi‑annual shareholder report succeeding the annual report, if any, to any shareholder upon request. To request a report, call 1 (800) 222-5852 or write Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971. Copies of the most recent annual and semi-annual shareholder reports can also be obtained at www.PrincipalAM.com/prospectuses.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BACKGROUND
At its meeting on July 27, 2023, the PFI Board, including all the directors who are not "interested persons" (as defined in the 1940 Act) of PFI (the "Independent Directors"), approved the addition of BlackRock as a sub-advisor and BIL as a sub-sub-advisor to the Fund to manage a portion of the Fund's assets related to the Fund's global investment grade credit investment sleeve. The new sub-advisory agreement between the Advisor and BlackRock and the new sub-sub-advisory agreement between BlackRock and BIL were effective August 24, 2023.
In addition to BlackRock and BIL, the Fund is also sub-advised by Nuveen Asset Management LLC ("Nuveen"), PineBridge Investments LLC ("PineBridge"), Polen Capital Credit, LLC ("Polen Credit"), Post Advisory Group, LLC ("Post"), Principal Real Estate Investors, LLC ("Principal-REI"), and Spectrum Asset Management, Inc. ("Spectrum"). The sub-advisory agreements with Nuveen (dated January 13, 2022), PineBridge (dated April 7, 2022), Polen Credit (dated January 31, 2022), Post (dated July 1, 2019), Principal-REI (dated September 22, 2022), and Spectrum (dated January 1, 2019) were most recently approved for renewal by the Board (including a majority of the Independent Directors) on September 13, 2023, in connection with the Board's annual review and continuance of such agreements. The Advisor also manages a portion of the Fund's assets pursuant to a management agreement, dated March 1, 2023, which was most recently approved for renewal by the Board (including a majority of the Independent Directors) on September 13, 2023. Post, Principal-REI, and Spectrum are affiliates of the Advisor. Post's sub-advisory agreement was most recently approved by the Fund's shareholders on December 11, 2012, and the sub-advisory agreements with Principal-REI and Spectrum were most recently approved by the Fund's shareholders on December 15, 2008.
NEW SUB-ADVISORY AGREEMENT AND SUB-SUB-ADVISORY AGREEMENT
The terms of the new sub-advisory agreement with BlackRock are the same in all material respects as the terms of the current sub-advisory agreements with the other current sub-advisors for the Fund (except, for the avoidance of doubt, for the effective date and fee schedule). The terms of the new sub-sub-advisory agreement with BIL are the same in all material respects as the terms of the new sub-advisory agreement with BlackRock, other than that the fees are to be paid by BlackRock. The following is a brief summary of the material terms of the new sub-advisory agreement and the new sub-sub-advisory agreement. This summary is qualified in its entirety by reference to the text of the new sub-advisory agreement and the new sub-sub-advisory agreement attached to this Information Statement.
Under the new sub-advisory agreement with BlackRock, and the new sub-sub-advisory agreement with BIL, as with the current sub-advisory agreements with the other current sub-advisors, BlackRock and BIL will, among other things:
(1)provide investment advisory services to the Fund, including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objective, investment policies, and restrictions;
(2)place orders for the purchase and sale of the Fund’s portfolio securities;
(3)furnish, at its expense, all necessary investment and management facilities, including expenses for clerical personnel, and all administrative facilities, including bookkeeping;
(4)advise and assist PFI's officers in taking such steps as are necessary or appropriate to carry out the decisions of the Board regarding the general conduct of the investment business of the Fund; and
(5)provide periodic and special reports regarding the investment service provided to the Fund.
Compensation. Sub-advisory fees are paid by the Advisor out of the management fee the Fund pays to the Advisor and are not an additional charge to the Fund. Under the new sub-advisory agreement with BlackRock, and the current sub-advisory agreements with the other current sub-advisors, the Advisor pays each sub-advisor a fee. Under the new sub-sub-advisory agreement with BIL, BlackRock pays BIL a sub-sub-advisory fee out of the sub-advisory fee the Advisor pays to BlackRock.

NEW SUB-ADVISOR
BlackRock Financial Management, Inc.
BlackRock Financial Management, Inc. ("BlackRock"). BlackRock was organized in 1994 and is an investment advisor registered with the SEC. BlackRock and its affiliates manage investment company and other portfolio assets. BlackRock's principal place of business is 55 East 52nd Street, New York, NY 10055.
BlackRock Ownership. BlackRock is a wholly-owned, indirect subsidiary of BlackRock Inc. BlackRock Inc. is located at 50 Hudson Yards, New York, BY 10001.
BlackRock Management. Set forth below are the names, addresses, and principal occupations of the current BlackRock executive officers and directors.

Name	Address	Principal Occupation
Shedlin, Gary, Stephen	50 Hudson Yards, New York, NY 10001	Chief Financial Officer
Goldstein, Robert, Lawrence	50 Hudson Yards, New York, NY 10001	Chief Operating Officer
Fink, Laurence, Douglas	50 Hudson Yards, New York, NY 10001	Chief Executive Officer
Kapito, Robert, Steven	50 Hudson Yards, New York, NY 10001	President
Shedlin, Gary, Stephen	50 Hudson Yards, New York, NY 10001	Director
Goldstein, Robert, Lawrence	50 Hudson Yards, New York, NY 10001	Director
Park, Charles, Choon Sik	50 Hudson Yards, New York, NY 10001	Chief Compliance Officer
Meade, Christopher, Joseph	50 Hudson Yards, New York, NY 10001	General Counsel And Chief Legal Officer
Dickson, Robert, Andrew	50 Hudson Yards, New York, NY 10001	Director
Similar Investment Companies Advised by BlackRock. BlackRock has advised that it does not currently act as an investment advisor to any registered investment company with an investment objective similar to that of the Fund.

NEW SUB-SUB-ADVISOR
BlackRock International Limited
BlackRock International Limited ("BIL"). BIL was founded in 1995 and is a registered investment advisor with its principal place of business at Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland.
BIL Ownership. BIL is a wholly-owned, indirect subsidiary of BlackRock Inc. BlackRock Inc. is located at 50 Hudson Yards, New York, BY 10001.
BIL Management. Set forth below are the names, addresses, and principal occupations of the current BIL executive officers and directors.

Name	Address	Principal Occupation
Charrington, Nicholas, James	Exchange Place 1, 1 Semple Street, Edinburgh	Director
United Kingdom EH3 8BL
Fishwick, James, Edward	Exchange Place 1, 1 Semple Street, Edinburgh	Director
United Kingdom EH3 8BL
De Freitas, Eleanor, Judith	Exchange Place 1, 1 Semple Street, Edinburgh	Director
United Kingdom EH3 8BL
Young, Margaret, Anne	Exchange Place 1, 1 Semple Street, Edinburgh	Director
United Kingdom EH3 8BL
Clausen, Christian	Exchange Place 1, 1 Semple Street, Edinburgh	Director
United Kingdom EH3 8BL
Gibson, Nicholas, John	Exchange Place 1, 1 Semple Street, Edinburgh	Chief Compliance Officer
United Kingdom EH3 8BL
Mcdonald, Colin, Alistair	Exchange Place 1, 1 Semple Street, Edinburgh	Chief Financial Officer
United Kingdom EH3 8BL
Anderson, Justine, Clair	Exchange Place 1, 1 Semple Street, Edinburgh	Chief Operating Officer
United Kingdom EH3 8BL
Cohen, Stephen, Harold	Exchange Place 1, 1 Semple Street, Edinburgh	Chief Executive Officer
United Kingdom EH3 8BL
Matthieu, Duncan	Exchange Place 1, 1 Semple Street, Edinburgh	Director
United Kingdom EH3 8BL
Damm, Andrew	Exchange Place 1, 1 Semple Street, Edinburgh	Director
United Kingdom EH3 8BL
Similar Investment Companies Advised by BIL. BIL has advised that it does not currently act as an investment advisor to any registered investment company with an investment objective similar to that of the Fund.
Payments to Affiliates. For the fiscal year ended October 31, 2022, the Fund paid the Advisor management fees (before any waivers/reimbursements from the Advisor) of approximately $27,267,0001, and PFD Rule 12b-1 distribution fees of approximately $7,001,0002. For the fiscal year ended October 31, 2022, the Fund paid $547,346 in brokerage commissions to brokers affiliated with the Advisor or the Fund’s sub-advisors.
1 For the fiscal year ended October 31, 2022, the Advisor waived approximately $1,868,000 of the Fund's management fees, and reimbursed approximately $1,643,000 of certain expenses of the Fund.
2 For the fiscal year ended October 31, 2022, PFD paid approximately $7,001,000 of the 12b-1 fee to financial intermediaries, and retained $0 to pay other 12b-1-eligible expenses.

BOARD EVALUATION OF NEW SUB-ADVISORY AGREEMENT
AND NEW SUB-SUB-ADVISORY AGREEMENT
At its July 27, 2023 meeting, the Board considered the approval of a new sub-advisory agreement (the "Sub-Advisory Agreement") between the Advisor and BlackRock and a new sub-sub-advisory agreement (the "Sub-Sub-Advisory Agreement") between BlackRock and BIL with respect to the global investment grade credit investment sleeve of the Fund. For purposes of this section, BlackRock and BIL are collectively referred to as "BlackRock," and the Sub-Advisory Agreement and Sub-Sub-Advisory Agreement are collectively referred to as the "Agreements."
As part of its review process, the Board reviewed materials received from the Advisor regarding BlackRock. Prior to approval, the Independent Directors met independently of management and of the interested directors to consider the Agreements. Based upon its review, the Board concluded that it was in the best interests of the Fund to approve the Agreements and, accordingly, approved the Agreements. In reaching this conclusion, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.
In approving the Agreements, the Board considered various factors, including the following, and made certain findings and conclusions with regard thereto.
Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of the services expected to be provided under the Agreements. The Board considered the reputation, qualifications and background of BlackRock, the investment approach of BlackRock, the experience and skills of BlackRock's investment personnel who would be responsible for the day-to-day management of the Fund and the resources made available to such personnel. The Board considered the Advisor’s program for recommending, monitoring and replacing sub-advisors and that the Advisor recommended BlackRock based upon that program.
Investment Performance. The Board reviewed the historical one‑year, three-year and five-year performance returns, gross and net of proposed fees, as of June 30, 2023 of BlackRock in a composite managed in the proposed investment strategy for the global investment grade credit investment sleeve of the Fund that BlackRock was proposed to manage, as compared to the historical performance returns, gross and net fees, of the current advisor to that sleeve, relevant benchmark indices for the sleeve and a relevant Morningstar category. The Board concluded, based upon the information provided, that BlackRock is qualified.
Fees, Economies of Scale and Profitability. The Board considered the proposed sub-advisory fee, noting that the Advisor compensates sub-advisors from its own management fee so that shareholders pay only the management fee, and the proposed sub-sub-advisory fee, noting that BlackRock (the sub-advisor) compensates BIL (the sub-sub-advisor), an affiliated company, from its sub-advisory fee. The Board considered whether there are economies of scale with respect to the services to be provided to the Fund under the Agreements. The Board noted that the proposed sub-advisory fee schedule includes breakpoints. The Board noted BlackRock's representation that it has one advisory client with a lower fee for the specific mandate that BlackRock will manage for the Fund and BlackRock's explanation of that arrangement and considered the Advisor’s statement that it found the proposed sub-advisory fee schedule to be competitive. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee schedule and the proposed sub-sub-advisory fee schedule were reasonable.
Other Benefits. The Board also considered the character and amount of other indirect benefits to be received by BlackRock. The Board noted BlackRock's statement that it does not intend to use soft dollars in the strategy. The Board further noted the Advisor’s statement that there were no known fall-out benefits to BlackRock to result from its relationship to the Fund.
Overall Conclusions. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Agreements were fair and reasonable and that approval of the Agreements was in the best interests of the Fund. Accordingly, the Board approved the Agreements. The Board noted that the Agreements would be subject to review in connection with the annual contract renewal process that will conclude at the Board's September 2023 meeting.

OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows, as of the close of business on August 31, 2023, the number of shares outstanding for each share class of the Fund:

Share Class	Shares Outstanding
A	92,818,180
C	16,126,137
Institutional	124,010,683
R-6	9,459,667
As of the close of business on August 31, 2023, the PFI officers and directors together owned beneficially less than one percent of the outstanding shares of the Fund and less than one percent of the outstanding shares of any class of shares of the Fund.
The following table sets forth information regarding the beneficial ownership of shares of the Fund as of August 31, 2023, by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares of any class of shares of the Fund.

Name and Address	Share Class	Number of Shares	Percentage of Ownership
WELLS FARGO CLEARING SERVICES LLC	A	14,424,282	15.54%
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUST
2801 MARKET ST
SAINT LOUIS MO 63103-2523
MORGAN STANLEY SMITH BARNEY LLC	A	10,827,904	11.67%
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965
NATIONAL FINANCIAL SERVICES LLC	A	10,330,685	11.13%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	A	10,125,101	10.91%
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484
UBS WM USA	A	5,703,437	6.14%
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
RAYMOND JAMES	A	5,438,287	5.86%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN: COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102
CHARLES SCHWAB & CO INC	A	4,714,850	5.08%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901

Name and Address	Share Class	Number of Shares	Percentage of Ownership
WELLS FARGO CLEARING SERVICES LLC	C	5,091,223	31.57%
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUST
2801 MARKET ST
SAINT LOUIS MO 63103-2523
RAYMOND JAMES	C	1,954,556	12.12%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN: COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102
NATIONAL FINANCIAL SERVICES LLC	C	1,247,740	7.74%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995
MORGAN STANLEY SMITH BARNEY LLC	C	1,170,510	7.26%
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965
CHARLES SCHWAB & CO INC	C	939,051	5.82%
FBO SPECIAL CUSTODY ACCOUNTS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901
AMERICAN ENTERPRISE INVESTMENT SVC	C	841,193	5.22%
FBO #41999970
707 2ND AVE S
MINNEAPOLIS MN 55402-2405
PERSHING LLC	C	810,747	5.03%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Institutional	18,584,625	14.99%
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484
MORGAN STANLEY SMITH BARNEY LLC	Institutional	17,816,392	14.37%
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965
UBS WM USA	Institutional	12,701,227	10.24%
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
WELLS FARGO CLEARING SERVICES LLC	Institutional	12,161,418	9.81%
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUST
2801 MARKET ST
SAINT LOUIS MO 63103-2523

Name and Address	Share Class	Number of Shares	Percentage of Ownership
NATIONAL FINANCIAL SERVICES LLC	Institutional	11,615,729	9.37%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995
RAYMOND JAMES	Institutional	10,065,928	8.12%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN: COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102
LPL FINANCIAL	Institutional	8,798,983	7.10%
OMNIBUS CUSTOMER ACCOUNT
ATTN MUTUAL FUND TRADING
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
PERSHING LLC	Institutional	7,212,941	5.82%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
CHARLES SCHWAB & CO INC	R6	8,380,015	88.59%
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901
OTHER MATTERS
PFI is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of PFI or any series of PFI must be received by PFI a reasonable time before PFI commences soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. PFI has adopted procedures by which shareholders may recommend nominees to the PFI Board. A copy of the procedures can be found in the Nominating and Governance Committee Charter at https://secure02.principal.com/publicvsupply/GetFile?fm=MM13013&ty=VOP&EXT=.VOP.

PRINCIPAL FUNDS, INC.
AMENDED AND RESTATED SUB-ADVISORY AGREEMENT
BLACKROCK FINANCIAL MANAGEMENT, INC. SUB-ADVISED FUNDS
AMENDED AND RESTATED SUB-ADVISORY AGREEMENT (the “Agreement”) to be effective as of August 24, 2023 by and between PRINCIPAL GLOBAL INVESTORS, LLC, a Delaware limited liability company (the “Manager”), and BLACKROCK FINANCIAL MANAGEMENT, INC., a Delaware corporation (the “Sub-Advisor”).
W I T N E S S E T H:
WHEREAS, the Manager is the manager and investment advisor to each series of Principal Funds, Inc. (the “Fund”), an open‑end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Manager desires to retain the Sub-Advisor to render discretionary investment advisory services for all or a portion of the assets of each series of the Fund identified in Appendix A hereto, as may be amended from time to time (the “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and
WHEREAS, the Manager and the Sub-Advisor agree to amend and restate the Amended and Restated Sub-Advisory Agreement between the Manager and the Sub-Advisor dated July 1, 2020 (the “Prior Agreement”) with this Agreement; and
WHEREAS, the Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:
(a)Management Agreement (the “Management Agreement”) with the Fund;
(b)The Fund’s registration statement and financial statements as filed with the Securities and Exchange Commission (the “SEC”);
(c)The Fund’s Articles of Incorporation and By‑laws;
(d)Investment Guidelines adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.
NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:
1.Appointment of Sub-Advisor
In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of such portion of the assets of each Series as may be allocated to the Sub-Advisor by the Manager, from time to time (the “Allocated Assets”), subject to the control and direction of the Manager and the Fund’s Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.
2.Obligations of and Services to be Provided by the Sub-Advisor
The Sub-Advisor will:
(a)Provide investment advisory services, including but not limited to research, advice and supervision for the Allocated Assets of each Series.
(b)Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series’ respective investment objective(s) and policies and any specific criteria applicable to the Allocated Assets.

(c)Implement the approved investment program for the Allocated Assets by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund’s registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.
(d)Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are reasonably necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.
(e)Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Allocated Assets, compliance with the 1940 Act and the regulations adopted by the SEC thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information and any specific criteria applicable to the Allocated Assets as provided in writing to the Sub-Advisor.
(f)Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series (and any specific criteria applicable to the Allocated Assets) are being observed.
(g)Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund’s Board of Directors. Notwithstanding the foregoing, the parties acknowledge that the Sub-Advisor is not the pricing agent or valuation designee for any Series.
(h)Provide security and foreign exchange trade details to the Manager so that the effects of all securities trades entered into by or for a Series are included in the appropriate day’s end of day net asset value. Sub-Advisor must also communicate all trade amendments, cancellations or re-books accurately and timely to be included in the daily net asset value of a Series. Rule 2a-4 of the 1940 Act permits registered investment companies to record security transactions as of one day after the trade date for purposes of determining net asset value.
(i)Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of each Series.
(j)Open accounts with Foreign Account Tax Compliance Act compliant broker-dealers, financial counterparties including swap counterparties and futures commission merchants (“broker-dealers”); select broker-dealers to effect all transactions for each Series; place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers); and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Series. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Allocated Assets. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.
(k)Section 871(m) Transactions: Sub-Advisor shall not on behalf of a Series enter into certain U.S. dividend equivalent payment transactions described in Section 871(m) of the U.S. Internal Revenue Code and the regulations thereunder (“871(m) Transaction”) with a foreign counterparty unless: (i) Sub-Advisor adheres to the ISDA 2015 Section 871(m) Protocol on behalf of the Series, and (ii) the foreign counterparty to the 871(m) Transaction provides Sub-Advisor with a properly completed Form W-8IMY certifying to its status as a qualified derivatives dealer (“QDD”).
(l)With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements, and options on futures contracts (“futures”), which Sub-Advisor is hereby authorized to make so long as such investments are consistent with the investment objective and strategies of each Series, the Manager hereby authorizes and directs the Sub-Advisor to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Advisor for such investment purposes.
(m)Maintain all accounts, books and records with respect to the Allocated Assets as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or the Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.
(n)Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of the Sub-Advisor’s current Code of Ethics. The Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Global Personal Trading Policy, along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor’s Global Personal Trading Policy.

(o)From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of a Series.
(p)Provide such information as is customarily provided by a sub-advisor, or as may be required or reasonably requested by the Manager, for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Such information includes, but is not limited to: certain of the Sub-Advisor’s compliance manual and policies and procedures adopted to comply with Rule 206(4)-7 of the Advisers Act; the Sub-Advisor’s most recent annual compliance report or a detailed summary of such report; timely, accurate and complete responses to all 15(c) questionnaires; timely, accurate and complete responses to all Quarterly Compliance Questionnaires (including the identification of any material compliance matters and a written summary of any material changes to the Sub-Advisor’s Rule 206(4)-7 compliance policies and procedures,; Annual Proxy Voting Questionnaires; Annual Best Execution and Soft Dollar Questionnaires, and responses to all other reasonable requests from the Manager. The Sub-Advisor agrees to make available for the Manager’s review a summary of any deficiency letters issued by the SEC together with a summary of all responses given by the Sub-Advisor to such letters, upon request. The Sub-Advisor will advise the Manager of any material changes in the Sub-Advisor’s ownership within a reasonable time after any such change.
(q)Vote proxies received on behalf of each Series (with respect to the portion thereof allocated to the Sub-Advisor) in a manner consistent with the Sub-Advisor’s proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.
(r)The Sub-Advisor shall not be responsible for filing proofs of claim or otherwise initiating or otherwise determining to participate in class action lawsuits with respect to securities held by a Series. To the extent that a Series incurs legal expenses related to class action lawsuits, the Series shall be responsible for such expenses.
(s)Cooperate with the Manager in its performance of quarterly and annual tax compliance tests to monitor the Series’ compliance with Subchapter M of the Code. If it is determined by the Manager or its tax advisors that the Series is not in compliance with the requirements imposed by the Code, the Sub-Advisor, in consultation with the Manager and its tax advisors, will take prompt action to bring the Series back into compliance within the time permitted under the Code.
3.Prohibited Conduct
In providing the services described in this Agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Financial Group, Inc. regarding transactions for the Fund in securities or other assets.
4.Compensation
As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Allocated Assets, the Manager shall pay the compensation specified in Appendix A to this Agreement.
5.Liability of Sub-Advisor
Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor’s investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates.

6.Trade Errors
The Sub-Advisor will notify the Manager of any Trade Error(s), regardless of materiality, promptly upon the discovery of such Trade Error(s) by the Sub-Advisor.
7.Supplemental Arrangements
The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor, including foreign affiliates, or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund. For the avoidance of doubt, the Sub-Advisor shall not be required to obtain prior approval from the Manager for global order routing through foreign affiliates.
8.Regulation
The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.
9.Duration and Termination of This Agreement
This Agreement shall become effective with respect to a Series as of the corresponding date set forth on Appendix B to this Agreement, as may be amended from time to time, and, unless otherwise terminated with respect to such Series, shall continue in effect thereafter for the initial term set forth on Appendix B to this Agreement, and thereafter from year to year, provided that in each case the continuance is specifically approved within the period required by the 1940 Act either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Financial Group, Inc., the Sub-Advisor or the Fund cast in accordance with the requirements of the 1940 Act after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely.
If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Allocated Assets of such Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-Advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Allocated Assets of such Series during such period is in compliance with Rule 15a‑4 under the 1940 Act.
This Agreement may be terminated with respect to a Series at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days’ written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment,” “voting security” and “majority of the outstanding voting securities”) shall be applied.
10.Amendment of this Agreement
No amendment of this Agreement shall be effective unless in writing and signed by both parties. No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series (as defined in the 1940 Act) and by vote of a majority of the Board of Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Manager, the Sub-Advisor, Principal Financial Group, Inc. or the Fund cast in accordance with the requirements of the 1940 Act after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely.
11.Additional Series
In the event the Manager wishes to appoint the Sub-Advisor to perform the services described in this Agreement with respect to one or more additional Series of the Fund after the effective date of this Agreement, and the Sub-Advisor accepts such appointment, such Series will become a Series under this Agreement upon approval of this Agreement in the manner required by the 1940 Act and the amendment of Appendices A and B hereto.

12.General Provisions
(a)Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
(b)Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre‑paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392‑0200, and the address of the Sub-Advisor shall be 50 Hudson Yards, New York, New York, 10001.
(c)The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:
1.the Sub-Advisor fails to be registered as an investment advisor under the Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.
2.the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.
3.the Sub-Advisor becomes aware of any pending or threatened action, suit, proceeding, inquiry or investigation that is reasonably likely to result in a conviction, order, judgment or decree issued with respect to it or any affiliate that could reasonably be expected to result in the Sub-Advisor becoming ineligible to serve as an investment advisor of a registered investment company under the 1940 Act.
4.the Sub-Advisor becomes aware of a transaction or series of transactions that is reasonably likely to result in a change in the management or control of the Sub-Advisor or a controlling person thereof or otherwise in the assignment (as defined in the 1940 Act) of this Agreement by the Sub-Advisor.
(d)The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.
(e)The Sub-Advisor acknowledges Manager's representation that the Diversified Real Asset Fund, a Series of the Fund, does not rely on the exclusion from the definition of "commodity pool operator" under Section 4.5 of the General Regulations under the Commodity Exchange Act, as amended (the “CEA”).
The Sub-Advisor represents that it (i) is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the “CFTC”) and is a member in good standing of the National Futures Association (the “NFA”) or (ii) is relying on an exemption from registration as a commodity trading advisor or (iii) is not trading commodity instruments that would subject the Sub-Advisor to register as a commodity trading advisor with the CFTC. As applicable, the Sub-Advisor shall either (i) maintain such registration and membership in good standing or (ii) continue to qualify for an exemption from registration as a commodity trading advisor or (iii) not trade commodity instruments that would subject the Sub-Advisor to so register during the term of this Agreement. Further, the Sub-Advisor agrees to notify the Manager, if applicable, within a commercially reasonable time upon (i) a statutory disqualification of the Sub-Advisor under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Sub-Advisor's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that would reasonably be expected to lead to a statutory disqualification under the CEA, in each case, subject to applicable law, attorney-client privilege and confidentiality restrictions.

The Manager represents, and the Sub-Advisor acknowledges, that with respect to the Diversified Income Fund and the Inflation Protection Fund, both Series of the Fund, the Manager is relying on the exclusion from the definition of “commodity pool operator” under Section 4.5 of the General Regulations under the CEA (“Rule 4.5”). With respect to these Series, the Sub-Advisor will not exceed the de minimis trading limits set forth in Rule 4.5(c)(2)(iii)(B) unless otherwise agreed to in writing.
(f)The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. The Sub-Advisor further represents that it is contrary to the Sub-Advisor’s policies to permit those who select brokers or dealers for execution of Fund portfolio securities transactions to take into account the broker’s or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.
(g)The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager. For the avoidance of doubt, the Sub-Advisor may refer to such parties in regulatory documents or as required by applicable law.
(h)This Agreement contains the entire understanding and agreement of the parties.
(i)This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that electronic signatures of the parties included in this Agreement are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.
PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN ANY TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED ANY TRADING PROGRAM OF THE ADVISOR OR THIS AGREEMENT.
IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL GLOBAL INVESTORS, LLC

By	/s/ Adam U. Shaikh
	Name:	Adam U. Shaikh
	Title:	Assistant General Counsel and Assistant Secretary

By	/s/ Laura Latham
	Name:	Laura Latham
	Title:	Counsel and Assistant Secretary

BLACKROCK FINANCIAL MANAGEMENT, INC.

By	/s/ Craig Bellarosa
	Name:	Craig Bellarosa
	Title:	Director

APPENDIX A
INTENTIONALLY OMITTED

APPENDIX B

Effective Date and Initial Term of Sub-Advisory Agreement for each Series
Series	Effective Date	Initial Term
Diversified Income Fund	08/24/2023	2 years
Diversified Real Asset Fund	01/01/2010	2 years
Inflation Protection Fund	12/31/2008	2 years

AMENDED AND RESTATED
SUB-SUB-ADVISORY AGREEMENT
AMENDED AND RESTATED SUB-SUB-ADVISORY AGREEMENT (the “Agreement”) to be effective as of August 24, 2023 by and between BLACKROCK FINANCIAL MANAGEMENT, INC., a Delaware corporation and registered investment adviser (the “Sub-Advisor”), and BLACKROCK INTERNATIONAL LIMITED, a corporation organized under the laws of Scotland and a registered investment adviser (the “Sub-Sub-Advisor” and, collectively with the Sub-Advisor, the “parties” and, individually, each a “party”).
W I T N E S S E T H:
WHEREAS, Principal Funds, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company; and
WHEREAS, Principal Global Investors, LLC, a Delaware limited liability company (having assumed the rights and obligations of Principal Management Corporation) (the “Manager”), and the Sub-Advisor are parties to an Amended and Restated Sub-Advisory Agreement, of even date herewith (the “Sub-Advisory Agreement”), where the Sub-Advisor renders discretionary investment advisory services for all or a portion of the assets of each series of the Fund identified in Appendix A hereto, as may be amended from time to time (the “Series”); and
WHEREAS, the Sub-Advisor desires to retain the Sub-Sub-Advisor to provide certain investment services with respect to the Fund upon the terms and conditions set forth below and has furnished the Sub-Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:
(a)Management Agreement (the “Management Agreement”) with the Fund;
(b)Sub-Advisory Agreement;
(c)The Fund’s registration statement and financial statements as filed with the Securities and Exchange Commission (the “SEC”);
(d)The Fund’s Articles of Incorporation and By‑laws;
(e)Investment Guidelines adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor and Sub-Sub-Advisor.
WHEREAS, the Sub-Advisor and the Sub-Sub-Advisor agree to amend and restate the Sub-Sub-Advisory Agreement between the Sub-Advisor and the Sub-Sub-Advisor dated April 17, 2017 with this Agreement; and
WHEREAS, the Fund and the Manager have agreed that the Sub-Advisor may retain an affiliated investment adviser to provide certain advisory activities with respect to the Series so long as the Sub-Advisor shall be as fully responsible to the Fund for the acts and omissions of the Sub-Sub-Advisor as it is for its own acts and omissions;
NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:
1.Appointment of Sub-Sub-Advisor
The Sub-Advisor hereby appoints the Sub-Sub-Advisor, consistent with the terms of this Agreement and the Sub-Advisory Agreement, to act as a discretionary investment manager with respect to such portion of the assets of each Series as the Sub-Advisor shall allocate to the Sub-Sub-Advisor for the period and pursuant to the terms and conditions set forth in this Agreement (the “Allocated Assets”), subject to the control and direction of the Manager and the Fund’s Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Sub-Advisor accepts such appointment and agrees to provide the services contemplated herein for the compensation herein provided. For the purposes of the rules of the Financial Conduct Authority of the United Kingdom (the “FCA”) and based on the information obtained in respect of the Sub-Advisor, the Sub-Advisor will be treated by the Sub-Sub-Advisor as a professional client. The Sub-Advisor acknowledges and accepts this categorization. The Sub-Advisor has the right to request a different categorization at any time from the Sub-Sub-Advisor; however, the Sub-Sub-Advisor only provides the services to professional clients and will no longer be able to provide services to the Sub-Advisor in the event of a request for a change in categorization.

The Sub-Sub-Advisor represents, warrants and covenants that it is authorized and regulated by the FCA and the applicable rules promulgated by the FCA (the “FCA Rules”).
2.Obligations of and Services to be Provided by the Sub-Sub-Advisor
The Sub-Sub-Advisor will provide certain of the day-to-day operations of the Series, which may include one or more of the following services, at the request of the Sub-Advisor:
(a)Provide investment advisory services, including but not limited to research, advice and supervision for the Allocated Assets of each Series.
(b)Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series’ respective investment objective(s) and policies and any specific criteria applicable to the Allocated Assets.
(c)Implement the approved investment program for the Allocated Assets by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund’s registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.
(d)Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are reasonably necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.
(e)Maintain, in connection with the Sub-Sub-Advisor’s investment advisory services provided to the Allocated Assets, compliance with the 1940 Act and the regulations adopted by the SEC thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information and any specific criteria applicable to the Allocated Assets.
(f)Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series (and any specific criteria applicable to the Allocated Assets) are being observed.
(g)Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund’s Board of Directors. Notwithstanding the foregoing, the parties acknowledge that the Sub-Sub-Advisor is not the pricing agent or valuation designee for any Series.
(h)Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of each Series.
(i)Open accounts with Foreign Account Tax Compliance Act compliant broker-dealers, financial counterparties including swap counterparties and futures commission merchants (“broker-dealers”); select broker-dealers to effect all transactions for each Series; place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers); and negotiate commissions, if applicable. To the extent consistent with applicable law and permitted by the FCA Rules, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Sub-Advisor in the manner the Sub-Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Sub-Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Sub-Advisor. To the extent consistent with applicable law, the Sub-Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Sub-Advisor in managing the Allocated Assets. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Sub-Advisor provided that all conditions of such order are complied with.
(j)Section 871(m) Transactions: Sub-Sub-Advisor shall not on behalf of a Series enter into certain U.S. dividend equivalent payment transactions described in Section 871(m) of the U.S. Internal Revenue Code and the regulations thereunder (“871(m) Transaction”) with a foreign counterparty unless: (i) Sub-Sub-Advisor adheres to the ISDA 2015 Section 871(m) Protocol on behalf of the Fund, and (ii) the foreign counterparty to the 871(m) Transaction provides Sub-Sub-Advisor with a properly completed Form W-8IMY certifying to its status as a qualified derivatives dealer (“QDD”).
(k)Maintain all accounts, books and records with respect to the Allocated Assets as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or the Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Sub-Advisor provides to a Series.
(l)Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of the Sub-Sub-Advisor’s current Code of Ethics. The Sub-Sub-Advisor shall promptly forward to the Sub-Advisor, and Sub-Advisor shall forward to the Manager, a copy of any material amendment to the Sub-Sub-Advisor’s Code of Ethics along with certification that the Sub-Sub-Advisor has implemented procedures for administering the Sub-Sub-Advisor’s Code of Ethics.
(m)From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of a Series.
(n)Provide such information as is customarily provided by a sub-advisor, or as may be required or reasonably requested by the Manager, for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Such information includes, but is not limited to: certain of the Sub-Sub-Advisor’s compliance manual and policies and procedures adopted to comply with Rule 206(4)-7 of the Advisers Act (to the extent such compliance manual and policies and procedures differ from those of the Sub-Advisor); the Sub-Sub-Advisor’s most recent annual compliance report or a detailed summary of such report; timely, accurate and complete responses to all 15(c) questionnaires; timely, accurate and complete responses to all Quarterly Compliance Questionnaires (including the identification of any material compliance matters and a copy of any material changes to the Sub-Sub-Advisor’s Rule 206(4)-7 compliance policies and procedures, marked to show changes along with a written summary of the purpose of each such change); Annual Proxy Voting Questionnaires; Annual Best Execution and Soft Dollar Questionnaires, and responses to all other requests from the Manager. The Sub-Advisor or the Sub-Sub-Advisor agrees to make available for the Manager’s review a summary of any deficiency letters issued by the SEC together with a summary of all responses given by the Sub-Advisor or the Sub-Sub-Advisor to such letters upon request. The Sub-Advisor or the Sub-Sub-Advisor will advise the Manager of any material changes in the Sub-Sub-Advisor’s ownership within a reasonable time after any such change.
(o)Vote proxies received on behalf of each Series (with respect to the Allocated Assets) in a manner consistent with the Sub-Sub-Advisor’s proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule. Sub-Advisor shall cause to be forwarded to Sub-Sub-Advisor all proxy solicitation materials that it receives and shall assist Sub-Sub-Advisor in its efforts to conduct the proxy voting process.
(p)Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by each Series (with respect to the portion thereof allocated to the Sub-Sub-Advisor).
(q)Cooperate with the Manager in its performance of quarterly and annual tax compliance tests to monitor the Series’ compliance with Subchapter M of the Code. It is acknowledged that the Sub-Sub-Advisor does not act as the tax advisor for the Series. If it is determined by the Manager or its tax advisors that the Series is not in compliance with the requirements imposed by the Code, the Sub-Sub-Advisor, in consultation with the Manager and its tax advisors, will take prompt action to bring the Series back into compliance within the time permitted under the Code.
3.Prohibited Conduct
(a)In providing the services described in this Agreement, the Sub-Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Financial Group, Inc. regarding transactions for the Fund in securities or other assets.
(b)The Sub-Advisor acknowledges that the Sub-Sub-Advisor does not hold “client money” and/or “safe custody assets” for the Sub-Advisor under the Client Asset Rules (the “CASS Rules”) of the FCA.
4.Compensation
As full compensation for all services rendered and obligations assumed by the Sub-Sub‑Advisor hereunder with respect to the Allocated Assets, the Sub-Advisor agrees to pay to the Sub-Sub-Advisor, and Sub-Sub-Advisor agrees to accept as full compensation for all services rendered by Sub-Sub-Advisor as such, the compensation specified in Appendix A to this Agreement.
5.Liability of Sub-Sub‑Advisor
Neither the Sub-Sub‑Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Sub-Advisor, Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Sub‑Advisor’s investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Sub‑Advisor or any of its directors, officers, employees, agents, or affiliates.

6.Trade Errors
The Sub-Advisor or the Sub-Sub-Advisor will notify the Manager of any Trade Error(s), regardless of materiality, promptly upon the discovery such Trade Error(s) by the Sub-Sub-Advisor.
7.Supplemental Arrangements
The Sub-Sub‑Advisor may enter into arrangements with other persons affiliated with the Sub-Sub‑Advisor or with unaffiliated third parties to better enable the Sub-Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Sub‑Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund; provided, however, that entry into any such arrangements shall not relieve the Sub-Sub-Advisor of any of its obligations under this Agreement.
8.Regulation
The Sub-Sub‑Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.
9.Duration and Termination of This Agreement
This Agreement shall become effective with respect to a Series as of the corresponding date set forth on Appendix B to this Agreement, as may be amended from time to time, and, unless otherwise terminated with respect to such Series, shall continue in effect thereafter for the initial term set forth on Appendix B to this Agreement, and thereafter from year to year, provided that in each case the continuance is specifically approved within the period required by the 1940 Act either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Financial Group, Inc., the Sub-Advisor or the Fund cast in accordance with the requirements of the 1940 Act after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely.
If the shareholders of a Series fail to approve the Agreement or Sub-Advisory Agreement or any continuance of the Agreement or Sub-Advisory Agreement in accordance with the requirements of the 1940 Act, the Sub-Sub‑Advisor will continue to act as Sub-Sub‑Advisor with respect to the Allocated Assets of such Series pending the required approval of the Agreement or Sub-Sub Advisory Agreement or its continuance or of any contract with the Sub-Advisor or Sub-Sub‑Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Sub‑Advisor in respect to the Allocated Assets of such Series during such period is in compliance with Rule 15a‑4 under the 1940 Act.
This Agreement may be terminated with respect to a Series at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Sub-Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days’ written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment,” “voting security” and “majority of the outstanding voting securities”) shall be applied.
10.Amendment of this Agreement
No amendment of this Agreement shall be effective unless in writing and signed by both parties. No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series (as defined in the 1940 Act) and by vote of a majority of the Board of Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Manager, the Sub-Advisor, the Sub-Sub-Advisor, Principal Financial Group, Inc. or the Fund cast in accordance with the requirements of the 1940 Act after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely.

11.Additional Series
In the event the Manager wishes to appoint the Sub-Sub-Advisor to perform the services described in this Agreement with respect to one or more additional Series of the Fund after the effective date of this Agreement, and the Sub-Sub-Advisor accepts such appointment, such Series will become a Series under this Agreement upon approval of this Agreement in the manner required by the 1940 Act and the amendment of Appendices A and B hereto.
12.General Provisions
(a)Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
(b)Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre‑paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392‑0200. The address of the Sub-Advisor for this purpose shall be 50 Hudson Yards, New York, New York, 10001. The address of the Sub-Sub-Advisor for this purpose shall be 711 High Street, Des Moines IA 50392.
(c)The Sub-Sub‑Advisor will within a reasonable time frame notify the Manager in writing of the occurrence of any of the following events:
1.the Sub-Sub‑Advisor fails to be registered as an investment advisor under the Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.
2.the Sub-Sub‑Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.
3.to the extent permitted by law or the relevant regulator, the Sub-Sub-Advisor becomes aware of any material pending or threatened action, suit, proceeding, inquiry or investigation that is reasonably likely to result in a conviction, order, judgment or decree issued with respect to it or any affiliate that could reasonably be expected to result in the Sub-Advisor becoming ineligible to serve as an investment advisor of a registered investment company under the 1940 Act.
4.the Sub-Sub-Advisor becomes aware of a transaction or series of transactions that is reasonably likely to result in a material change in the management or control of the Sub-Advisor or a controlling person thereof or otherwise in the assignment (as defined in the 1940 Act) of this Agreement by the Sub-Advisor.
(d)The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Sub-Advisor to perform its duties and responsibilities hereunder.
(e)The Sub-Sub-Advisor acknowledges Manager's representation that the Diversified Real Asset Fund series does not rely on the exclusion from the definition of "commodity pool operator" under Section 4.5 of the General Regulations under the Commodity Exchange Act, as amended (the “CEA”).
The Sub-Sub-Advisor represents that it (i) is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the “CFTC”) and is a member in good standing of the National Futures Association (the “NFA”) or (ii) is relying on an exemption from registration as a commodity trading advisor or (iii) is not trading commodity instruments that would subject the Sub-Sub-Advisor to register as a commodity trading advisor with the CFTC. As applicable, the Sub-Sub-Advisor shall either (i) maintain such registration and membership in good standing or (ii) continue to qualify for an exemption from registration as a commodity trading advisor or (iii) not trade commodity instruments that would subject the Sub-Sub-Advisor to so register during the term of this Agreement.

Further, the Sub-Sub-Advisor agrees to notify the Manager, if applicable, within a commercially reasonable time upon (i) a statutory disqualification of the Sub-Sub-Advisor under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Sub-Sub-Advisor's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that would reasonably be expected to lead to a statutory disqualification under the CEA, in each case, subject to applicable law, attorney-client privilege and confidentiality restrictions.
The Manager represents, and the Sub-Sub-Advisor acknowledges, that with respect to the Diversified Income Fund and the Inflation Protection Fund, both Series of the Fund, the Manager is relying on the exclusion from the definition of “commodity pool operator” under Section 4.5 of the General Regulations under the CEA (“Rule 4.5”). With respect to these Series, the Sub-Sub-Advisor will not exceed the de minimis trading limits set forth in Rule 4.5(c)(2)(iii)(B) unless otherwise agreed to in writing.
(f)The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. The Sub-Sub-Advisor further represents that it is contrary to the Sub-Sub-Advisor’s policies to permit those who select brokers or dealers for execution of Fund portfolio securities transactions to take into account the broker’s or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.
(g)The Sub-Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager. For the avoidance of doubt, the Sub-Sub-Advisor may refer to such parties in regulatory documents or as required by applicable law.
(h)This Agreement contains the entire understanding and agreement of the parties.
(i)This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that electronic signatures of the parties included in this Agreement are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.
PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN ANY TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED ANY TRADING PROGRAM OF THE ADVISOR OR THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

BLACKROCK FINANCIAL MANAGEMENT, INC.

			By	/s/ Craig Bellarosa
				Name:	Craig Bellarosa
				Title:	Director

BLACKROCK INTERNATIONAL LIMITED

			By	/s/ Hannah Burns
				Name:	Hannah Burns
				Title:	Director

			By	/s/ Jeanette Teo
				Name:	Jeanette Teo
				Title:	Managing Director

ACCEPTED AND AGREED

PRINCIPAL GLOBAL INVESTORS, LLC

By	/s/ Adam Shaikh
	Name:	Adam U. Shaikh
	Title:	Assistant General Counsel

By	/s/ Laura Latham
	Name:	Laura Latham
	Title:	Counsel

APPENDIX A
INTENTIONALLY OMITTED

APPENDIX B

Effective Date and Initial Term of Sub-Sub-Advisory Agreement for each Series
Series	Effective Date	Initial Term
Diversified Income Fund	8/24/2023	2 years
Diversified Real Asset Fund	4/17/2017	2 years
Inflation Protection Fund